UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2020

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street	Reston	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

 11951 Freedom Drive, Reston, VA 20190
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, Leidos Holdings, Inc., a Delaware corporation (the “Company”), Leidos, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Borrower” or the “Buyer”), and certain other wholly-owned domestic subsidiaries of the Company, as guarantors, are party to a $1,000,000,000, two-year Term Loan Credit Agreement (the “Facility”), dated as of February 12, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the lenders party thereto from time to time and Citibank, N.A., as administrative agent.
A description of the material terms of the Credit Agreement is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2020 (the “Prior Filing”), which is incorporated in this Item 2.03 by reference.
On May 4, 2020 (the “Closing Date”), the Company and the Borrower used the proceeds of the Facility to fund a portion of the purchase price for the Acquisition (as defined below).
Item 8.01.    Other Events.
On the Closing Date, the Company issued a press release announcing that Buyer has completed its previously announced acquisition of the Security and Detection Systems and MacDonald Humfrey Automation business units of L3Harris Technologies, Inc. (the “Acquisition”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed with this report.

Exhibit 99.1	Press release, dated May 4, 2020.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2020	LEIDOS HOLDINGS, INC.

	By:	/s/ Benjamin Winter
Benjamin Winter
Corporate Secretary